Exhibit 10.3

Form of Lock-Up Agreement

[_____], 2026

Re: Securities Purchase Agreement, dated as of June 24, 2026 (the “Purchase Agreement”), between Eshallgo Inc. (the “Company”) and the purchasers signatory thereto

Ladies and Gentlemen:

Capitalized terms used but not otherwise defined in this letter agreement (the “Letter Agreement”) shall have the meanings set forth in the Purchase Agreement. The undersigned irrevocably agrees with Univest Securities, LLC (“Univest”) that, from the date hereof until 90 days from the Closing Date (as defined in the Purchase Agreement) (such period, the “Restriction Period”), the undersigned will not (i) directly or indirectly, offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned), (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Ordinary Shares (as defined in the Purchase Agreement), whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Ordinary Shares or other securities, in cash or otherwise, (iii) except as provided for below, make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Ordinary Share or Ordinary Share Equivalents (as defined in the Purchase Agreement), or (iv) publicly disclose the intention to do any of the foregoing. Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.

In furtherance of the undersigned’s obligations hereunder, the undersigned hereby authorizes the Company during the Restriction Period to cause the transfer agent for the Securities to decline to transfer, and to note stop transfer restrictions on the register of members and other records relating to, the Securities for which the undersigned is the record owner and the transfer of which would be a violation of this Letter Agreement and, in the case of the Securities for which the undersigned is the beneficial owner but not the record owner, the undersigned agrees that, during the Restriction Period, it will use its reasonable best efforts to cause the record owner to authorize the Company to cause the relevant transfer agent to decline to transfer and to note stop transfer restrictions on the register of members and other records relating to such Securities to the extent such transfer would be a violation of this Letter Agreement.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the securities provided that (1) in the case of clauses (i), (ii), (iii), (iv), (v), (vi) and (vii) below, Univest receives a signed lock-up letter agreement (in the form of this Letter Agreement) for the balance of the Restriction Period from each donee, trustee, distributee, or transferee, as the case may be, prior to such transfer, and (2) in the case of clauses (i), (ii), (iii), (iv), (v), (vi) and (vii) below, any such transfer shall not involve a disposition for value, with respect to a transfer:

i.	as a bona fide gift or gifts, charitable contribution or for bona fide estate planning purposes;

ii.	to any immediate family member or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

iii.	to any corporation, partnership, limited liability company, or other business entity all of the equity holders of which consist of the undersigned and/or the immediate family of the undersigned;

iv.	if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (a) to another corporation, partnership, limited liability company, trust or other business entity that is an Affiliate of the undersigned, (b) in the form of a distribution to limited partners, limited liability company members or shareholders of the undersigned or (c) in connection with a sale, merger or transfer of all or substantially all of the assets of the undersigned or any other change of control of the undersigned, not undertaken for the purpose of avoiding the restrictions imposed by this Letter Agreement;

v.	if the undersigned is a trust, to the beneficiary of such trust;

vi.	by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned;

vii.	by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce decree;

viii.	pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the board of directors of the Company and made to all holders of the Company’s share capital the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of total voting power of the shares of the Company or the surviving entity;

ix.	in a transaction exempt from Section 16(b) of the Exchange Act upon a vesting event of the securities or upon the exercise of options or warrants to purchase Ordinary Shares, including on a “cashless” or “net exercise” basis or otherwise to cover tax withholding obligations of the undersigned in connection with such vesting or exercise, including a sale in the open market of any securities relating to such options or warrants to cover the applicable aggregate exercise price, withholding tax obligations or otherwise; provided that any filing under Section 16(a) of the Exchange Act in connection with such transfer shall indicate, to the extent permitted by such Section and the related rules and regulations, the reason for such disposition and that such transfer of securities was solely to cover tax withholding obligations of the undersigned or pursuant to a “cashless” or “net exercise” by the undersigned in connection with such vesting or exercise, and provided, further that any securities issued upon such exercise shall be subject to the restrictions set forth in this Letter Agreement;

x.	to the Company in connection with the termination of employment or other termination of a service provider whereby the Company has the option, pursuant to an agreement in force on the date hereof, to repurchase such shares or securities; or

xi	any demands or requests for, exercise any right with respect to, or take any action in preparation of, the registration by the Company under the Securities Act of the undersigned’s Ordinary Shares, provided that no transfer of the undersigned’s Ordinary Shares registered pursuant to the exercise of any such right and no registration statement shall be filed under the Securities Act with respect to any of the undersigned’s ordinary shares during the Restriction Period; or

xii.	of Ordinary Shares or other securities acquired by the undersigned in open market transactions after the date of the Purchase Agreement, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be made voluntarily in connection with subsequent sales of securities acquired in such open market transactions.

In addition, notwithstanding the foregoing, this Letter Agreement shall not restrict the delivery of Ordinary Shares to the undersigned upon (i) exercise of any options or settlement of other equity awards granted under any employee benefit plan of the Company; provided that any Ordinary Shares or securities acquired in connection with any such exercise will be subject to the restrictions set forth in this Letter Agreement, or (ii) the exercise of warrants or any other security convertible into or exercisable for Ordinary Shares; provided that such Ordinary Shares delivered to the undersigned in connection with such exercise or conversion are subject to the restrictions set forth in this Letter Agreement, nor shall this Letter Agreement restrict the disposition of such options, equity awards, warrants or similar instruments effected in connection with such exercise or settlement.

Furthermore, the undersigned may enter into any new plan established in compliance with Rule 10b5-1 of the Exchange Act; provided that (i) such plan may only be established if no public announcement or filing with the Securities and Exchange Commission, or other applicable regulatory authority, is made in connection with the establishment of such plan during the Restriction Period and (ii) no sale of Ordinary Share are made pursuant to such plan during the Restriction Period.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to Univest and the Company to complete the transactions contemplated by the Purchase Agreement and Univest shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

It is understood that, if the Company notifies the Placement Agent that it does not intend to proceed with the Offering, if the Placement Agency Agreement does not become effective, or if the Placement Agency Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to the closing of the Offering, the undersigned will be released from its obligations under this Letter Agreement. This Letter Agreement shall automatically terminate upon the earliest to occur, if any, of (a) the termination of the Placement Agency Agreement before the closing of the Offering; and (b) July 1, 2026, in the event that the closing of the Offering has not occurred by that date.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of Univest and the undersigned. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the securities and any such successor or assign shall enter into a similar agreement for the benefit of Univest. This Letter Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provisions hereof be enforced by, any of other Person.

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This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Signature

Print Name

Position in Company, if any

Address for Notice:

By signing below, Univest agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

Univest Securities, LLC

By:
Name:
Title:

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